EXHIBIT 10.58

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Micron NTC MeiYa CONFIDENTIAL

TECHNOLOGY TRANSFER AGREEMENT

This TECHNOLOGY TRANSFER AGREEMENT (this “Agreement”), is made and entered into as of this 13th day of May, 2008 (“Effective Date”), by and among Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”), Micron Technology, Inc, a Delaware corporation (“Micron”), and MeiYa Technology Corporation (MeiYa Technology Corporation [Translation from Chinese]), a company-limited-by-shares incorporated under the laws of the Republic of China (“Joint Venture Company”).  (NTC, Micron and Joint Venture Company are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).

RECITALS

A.           Pursuant to the Joint Venture Documents (as defined hereinafter) and the transactions contemplated thereby, an Affiliate of Micron, Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands (“MNL”), and NTC are contemporaneously herewith forming the Joint Venture Company to manufacture Stack DRAM Products (as defined hereinafter) for supply and delivery solely to Micron and NTC.

B.           The Parties desire to outline the procedures under which Micron and NTC will transfer certain technology related to Process Nodes (as defined hereafter) to the Joint Venture Company that will be used by the Joint Venture Company to manufacture Stack DRAM Products for Micron and NTC.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.

ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS

1.1           Definitions.

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

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“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

“Assigned Employees” shall, with respect to Micron, have the meaning set forth in the Micron Assigned Employee Agreement by and between Micron and the Joint Venture Company dated as of the date of Closing and identified on Schedule 2.4 of the Master Agreement Disclosure Letter and, with respect to NTC, have the meaning set forth in the NTC Assigned Employee Agreement by and between NTC and the Joint Venture Company dated as of the date of Closing and identified on Schedule 2.3 of the Master Agreement Disclosure Letter.

“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banking institutions in either the Republic of China or the State of New York are authorized or required by Applicable Law to be closed.

“Closing” means the remittance by NTC and MNL of the first capital contribution to the Joint Venture Company as set forth in Section 2.6 of the Master Agreement.

“Confidential Information” means that information described in Section 5.1 deemed to be “Confidential Information” under the Mutual Confidentiality Agreement.

“Contractor” means a Third Party who (a) is contracted by a Party in connection with work to be conducted by such Party under a SOW, (b) has agreed to assign to such contracting Party all rights in and to any inventions, discoveries, improvements, processes, copyrightable works, mask works, trade secrets or other technology that are conceived or first reduced to practice, whether patentable or not, as a result of any performance by such Third Party of any obligations of such Party under a SOW, and all Patent Rights, IP Rights and other intellectual property rights in the foregoing, and (c) has agreed to grant a license to such contracting Party, with the right to sublicense of sufficient scope that includes the other Party, under all Patent Rights, IP Rights and other rights of the Third Party reasonably necessary for such contracting Party and the other Party to exploit the work product created by the Third Party consistent with the rights granted by the contracting Party to the other Party under the Joint Venture Documents.

“Control” (whether capitalized or not) means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of [***] of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or

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sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or Third-Party nonperformance (except for delays caused by a Party’s contractors, subcontractors or agents).

“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to NTC and the Joint Venture Company, Republic of China generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.

“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world.  The term “IP Rights” does not include any Patent Rights or rights in trademarks.

“JDP Agreement” means that certain Joint Development Program Agreement by and between Micron and NTC  effective as of the Effective Date referred to on Schedule 2.1 of the Master Agreement Disclosure Letter.

“JDP Co-Chairman” and “JDP Co-Chairmen” means the JDP Co-Chairman or JDP Co-Chairmen, respectively, appointed by Micron or NTC under the JDP Agreement, as such individuals are communicated to the Joint Venture Company from time to time.

“JDP Committee” means the committee formed and operated by Micron and NTC to govern the performance of the Parties under the JDP Agreement.

“JDP Design” means any Stack DRAM Design resulting from the research and development activities of the Parties pursuant to the JDP Agreement.

“JDP Inventions” means all discoveries, improvements, inventions, developments, processes or other technology, whether patentable or not, that is/are conceived by one or more Representatives of one or more of the Parties in the course of activities conducted under the JDP Agreement.

“JDP Process Node” means any Primary Process Node or Optimized Process Node resulting from the research and development activities of the Parties pursuant the JDP Agreement.

“JDP Work Product” means [***].

“Joint Venture Company” shall have the meaning set forth in the preamble to this Agreement.

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“Joint Venture Company Joinder” means that certain Joinder of the Joint Venture Company to the Mutual Confidentiality Agreement.

“Joint Venture Documents” means the Master Agreement and each of the agreements listed on Schedules 2.1 through 2.5 of the Master Agreement Disclosure Letter.

“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.

“Master Agreement” means that certain Master Agreement by and between NTC and Micron dated as of the Effective Date.

“Master Agreement Disclosure Letter” means that certain Master Agreement Disclosure Letter by and between NTC and Micron dated as of the Effective Date containing the Schedules required by the Master Agreement.

“Micron” shall have the meaning set forth in the preamble to this Agreement

“MNL” shall have the meaning set forth in the Recitals to this Agreement.

“Mutual Confidentiality Agreement” means (i) as of the Effective Date, that certain Mutual Confidentiality Agreement among NTC, Micron and MNL referred to on Schedule 2.1 of the Master Agreement Disclosure Letter, and (ii) as of the Effective Date or thereafter, that certain Mutual Confidentiality Agreement among NTC, Micron and MNL referred to on Schedule 2.1 of the Master Agreement Disclosure Letter, as joined by the Joint Venture Company through the Joint Venture Company Joinder.

“Optimized Process Node” means [***].

“NTC” shall have the meaning set forth in the preamble to this Agreement.

“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement

“Patent Prosecution” means (a) preparing, filing and prosecuting patent applications (of all types), and (b) managing any interference, reexamination, reissue, or opposition proceedings relating to the foregoing.

“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.

“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.

“Primary Process Node” means [***].

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“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired Stack DRAM integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the specifications.

“Process Node” means [***].

“Process Technology” means that process technology developed before expiration of the Term and utilized in the manufacture of Stack DRAM wafers, including Probe Testing and technology developed through Product Engineering thereof, regardless of the form in which any of the foregoing is stored, but excluding any Patent Rights and any technology, trade secrets or know-how that relate to and are used in any back-end operations (after Probe Testing).

“Product Engineering” means any one or more of the engineering activities described on Schedule 7 to the JDP Agreement as applied to Stack DRAM Products or Stack DRAM Modules.

“Recoverable Taxes” shall have the meaning set forth in Section 3.5(a).

“Representative” means  with respect to a Party, any director, officer, employee, agent or Contractor of such Party or a professional advisor to such Party, such as an attorney, banker or financial advisor of such Party who is under an obligation of confidentiality to such Party by contract or ethical rules applicable to such Person.

“Software” means computer program instruction code, whether in human-readable source code form, machine-executable binary form, firmware, scripts, interpretive text, or otherwise.  The term “Software” does not include databases and other information stored in electronic form, other than executable instruction codes or source code that is intended to be compiled into executable instruction codes.

“SOW” means a statement of the work that describes research and development work to be performed under JDP Agreement and that has been adopted by the JDP Committee pursuant to the procedures set forth therein.

“Stack DRAM” means dynamic random access memory cell that functions by using a  capacitor arrayed predominantly above the semiconductor substrate.

“Stack DRAM Design” means, with respect to a Stack DRAM Product, the corresponding design components, materials and information listed on Schedule 1 or as otherwise determined by the JDP Committee in a SOW.

“Stack DRAM Module” means one or more Stack DRAM Products in a JEDEC-compliant package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).

“Stack DRAM Product” means any memory comprising Stack DRAM, whether in die or wafer form.

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“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties,  additions to tax or additional amounts imposed or assessed with respect thereto.

“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

“Term” shall have the meaning set forth in Section 8.1.

“Third Party” means any Person other than Micron, NTC or the Joint Venture Company.

“TTA 68-50” means the Technology Transfer Agreement For 68-50nm Process Nodes by and between Micron and the Joint Venture Company dated as of the Effective Date referred to on Schedule 2.4 of the Master Agreement Disclosure Letter.

“TTLA” means the Technology Transfer and License Agreement dated as of the Effective Date by and between Micron and NTC referred to on Schedule 2.1 of the Master Agreement Disclosure Letter.

“Works Registration” means any registrations of any JDP Work Product.

1.2           Certain Interpretive Matters.

(a)           Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof.  Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America.  All references to “day” or “days” will mean calendar days.

(b)           No provision of this Agreement will be interpreted in favor of, or against, any of the Parties by reason of the extent to which (1) any such Party or its counsel participated in the drafting thereof or (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.

ARTICLE 2
TRANSFER OF TECHNOLOGY TO JOINT VENTURE COMPANY

2.1           Delivery of JDP Process Nodes and JDP Designs to Joint Venture Company.  Micron and NTC shall transfer to the Joint Venture Company JDP Work Product associated

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with JDP Process Nodes and JDP Designs in the form and at the time(s) and manner as mutually agreed in writing by NTC and Micron.

2.2           Mask Purchases.  As reasonably requested by the Joint Venture Company and to the extent fulfilling such request would not cause disruption of Micron’s operations, Micron will use commercially reasonable efforts to assist the Joint Venture Company [***].

2.3           On-Site Visitations.  Each Party and its Representatives shall observe and be subject to all safety, security and other policies and regulations regarding visitors and contractors while on site at a facility of the other Party or its Affiliate.  A Party's Representatives who access any facility of the other Party or its Affiliate shall not interfere with, and except as otherwise agreed by the Parties, shall not participate in, the business or operations of the facility accessed.

ARTICLE 3
PAYMENTS

3.1           Technology Transfers of Primary Process Nodes to Joint Venture Company.  Upon the completion of the transfer to the Joint Venture Company of each Primary Process Node that is a JDP Process Node [***], as such completion is defined in the applicable Process SOW or otherwise agreed by Micron and NTC, the Joint Venture Company shall pay to each of Micron and NTC [***].

3.2           Joint Venture Company Development Costs.  [***].

3.3       Invoices; Payments.

(a)                 All invoices under this Agreement may be sent by any method described in Section 8.1 or electronically with hardcopy confirmation sent promptly thereafter by any method described in Section 8.1.  Such invoices should be sent to the following contacts or such other contact as may be specified hereafter pursuant to a notice sent in accordance with Section 8.1:

Invoices to Joint Venture Company:

To be provided by notice.

Invoices to NTC:

[***]
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:                      [***]
E-Mail:                [***]

(b)                 All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ U.S.).

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(c)                 Payment is due on all amounts properly invoiced within thirty (30) days of receipt of invoice.  All payments made under this Agreement shall be made by check sent to the following person or by such other manner designated by such person:

Payments to Micron:

[***]
8000 S. Federal Way
P.O. Box 6, MS 1-107
Boise, Idaho, USA 83707-0006
Fax:                      [***]
Email:                   [***]

Payments to NTC:

[***]
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:                      [***]
E-Mail:                [***]

3.4           Interest.  Any amounts payable to a Party hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***].

3.5           Taxes.

(a)           All sales, use and other transfer Taxes imposed directly on or solely as a result of the services, rights licensed or technology transfers or the payments therefor provided herein shall be stated separately on the service provider’s, licensor’s or technology transferor’s invoice, collected from the service recipient, licensee or technology transferee and shall be remitted by service provider, licensor or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless the service recipient, licensee or technology transferee provides valid proof of tax exemption prior to the Effective Date or otherwise as permitted by law prior to the time the service provider, licensor or technology transferor is required to pay such taxes to the appropriate Taxing Authority.  When property is delivered, rights granted and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient, licensee or technology transferee is required by law, the service recipient, licensee or technology transferee  shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority.  In the event any Taxes are Recoverable Taxes and the service provider, licensor or technology transferor does not collect such Taxes from the service recipient, licensee or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient, licensee or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest

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charges or other amounts incurred in connection therewith.  Except as provided in Section 3.5(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient, licensee or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.

(b)           In the event that the service recipient, licensee or technology transferee is prohibited by Applicable Law from making payments to the service provider, licensor or technology transferor unless the service recipient, licensee or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, then the [***].

3.6           [***].  Notwithstanding anything to the contrary in this Agreement, if requested by Micron by notice in accordance with Section 9.1, NTC will [***] when due until notified by Micron in accordance with Section 9.1.

ARTICLE 4
INTELLECTUAL PROPERTY

4.1           No Transfer of IP Rights.  Nothing in this Agreement shall be construed to transfer ownership of or grant a license under any IP Rights, Patent Rights or other rights in intellectual property or technology of either Micron or NTC to any other Party expressly, by implication, by estoppel or otherwise.  The transfers of technology by Micron and NTC to the Joint Venture Company hereunder are solely of the physical embodiments JDP Work Product only and not any IP Rights or Patent Rights therein.

4.2           Invention Disclosure Procedures; Inventorship; Authorship.

(a)           As soon as reasonably practicable [***], the Joint Venture Company shall, and Micron and NTC shall cause the Joint Venture Agreement to, introduce procedures to encourage and govern the submission of disclosures of inventions by its Representative(s) to [***].  Such procedures shall include (i) a policy statement encouraging the submission of such invention disclosures, (ii) appropriate invention disclosure forms, and (iii) a commitment on the part of the Joint Venture Company to obtain relevant invention disclosure forms from its Representatives and to submit such forms to [***].  The Joint Venture Company shall, and Micron and NTC shall cause the Joint Venture Agreement to, actively administer such procedures and submit and cause its Representatives promptly to complete and submit invention disclosures to the [***].  [***]

(b)           Inventorship for any inventions conceived by the Joint Venture Company or any of its Representatives, including JDP Inventions, shall be determined in accordance with United States patent laws.

(c)           Authorship for all works of authorship and mask works created by or made by or for the Joint Venture Company or any of its Representatives, including JDP

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Work Product, whether registered or not, shall be determined in accordance with United States copyright laws and laws concerning Mask Work Rights, as applicable.

4.3           Ownership of Inventions and Work Product.

[***]

4.4           [***]

ARTICLE 5
CONFIDENTIALITY

5.1           Confidentiality Obligations.  All information (including JDP Work Product, JDP Inventions, JDP Process Nodes and JDP Designs) provided, disclosed, created or obtained in connection with this Agreement, the TTA 68-50 or the performance of any of the Parties’ activities under this Agreement, the TTA 68-50 or the JDP Agreement, including the performance of activities under a SOW, shall be deemed “Confidential Information” subject to all applicable provisions of the Mutual Confidentiality Agreement.  The terms and conditions of this Agreement shall be considered “Confidential Information” under the Mutual Confidentiality Agreement for which each Party shall be considered a “Receiving Party” under such agreement.  The Joint Venture Company shall be deemed a “Receiving Party” under such agreement with respect to any inventions and works assigned by or that should be assigned by the Joint Venture Company to Micron or to Micron and NTC under this Agreement.

ARTICLE 6
WARRANTIES; DISCLAIMERS

6.1           No Implied Obligation.  Nothing contained in this Agreement shall be construed as:

(a)           a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon JDP Work Product, JDP Inventions, JDP Process Nodes or JDP Designs or other technology transferred hereunder will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;

(b)           an agreement to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights or conferring any right to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights; or

(c)           conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.

6.2           Third Party Software.  Use of any inventions or works exchanged among any of the Parties under this Agreement may require use of Software owned by a Third Party and not subject to any license granted under any of the Joint Venture Documents.  Nothing in this

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Agreement shall be construed as granting to any Party, any right, title or interest in, to or under any Software owned by any Third Party.  Except as may be specified otherwise in any of the other Joint Venture Documents, any such Software so required is solely the responsibility of the each of the Parties.  Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.

6.3           DISCLAIMER.  [***]

ARTICLE 7
LIMITATION OF LIABILITY

7.1           LIMITATION OF LIABILITY.  [***]

ARTICLE 8
TERM AND TERMINATION

8.1           Term.  The term of this Agreement commences on the Effective Date and continues in effect until terminated in accordance with Section 8.2.  (The period from the Effective Date until termination is the “Term”).

8.2           Termination of this Agreement.

(a)           This Agreement and the TTA 68-50 shall terminate automatically if:

[***]

(b)           Either Micron or NTC may terminate this Agreement and/or the TTA 68-50 by notice to the other Parties if:

 (i)    either of the other Parties commits a material breach of this Agreement or if Micron or the Joint Venture Company commits a material breach of TTA 68-50, and any such breach remains uncured for more than [***] of the breach from Micron or NTC; or

(ii)    the Closing does not occur [***].

(c)           [***].

8.3           Effects of Termination.

(a)           Termination of this Agreement shall not affect any of the Parties’ respective rights accrued or obligations owed before termination.  In addition, the following shall survive termination of this Agreement for any reason:  Articles 1, 3, 5, 6, 7 and 9 and Sections 4.1, 4.2(b) and (c), 4.4 and 8.3.  Section 4.3 shall survive solely with respect to inventions and works of authorship made or created by the Joint Venture Company before termination.

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(b)           At such time when this Agreement, the TTA 68-50 and the TTLA have been terminated, the Joint Venture Company shall:

[***]

ARTICLE 9
MISCELLANEOUS

9.1           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

If to NTC:                         Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: Legal Department
Fax: 886.3.396.2226

If to Micron:                    Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: General Counsel
Fax: 208.368.4537

If to the Joint Venture Company:

  MeiYa Technology Corporation

Taoyuan, Taiwan, ROC
Attention:
Fax:

with a copy to each of Micron and NTC as identified above.

9.2           Waiver.  The failure at any time of a Party to require performance by another Party of any responsibility or obligation required by this Agreement shall in no way affect a Party’s right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by another Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.

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9.3           Assignment.  [***]

9.4           Third Party Rights.  Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

9.5           Force Majeure.  The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.

9.6           Choice of Law.  Except as provided in Sections 4.2 (b) and (c), this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.

9.7           Jurisdiction; Venue.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of California, USA, and each of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

9.8           Headings.  The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

9.9           Export Control.  Each Party agrees that it will not knowingly:  (a) export or re-export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non-United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws.

9.10           Entire Agreement.  This Agreement, together with its Schedules and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof.

9.11           Severability.  Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects.  Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the

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other provisions of this Agreement shall not be affected thereby.  If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

9.12           Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

< Signature page follows >

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the Effective Date.

NANYA TECHNOLOGY CORPOPRATION

By: /s/ Jih Lien

Name:  Jih Lien

Title:   President

MICRON TECHNOLOGY, INC.

By: /s/ D. Mark Durcan

Name:  D. Mark Durcan

Title:  President and Chief Operating Officer

MEIYA TECHNOLOGY CORPORATION

By: /s/ Pei Ing Lee

Name: Pei Ing Lee

Title:  Chairman

THIS IS THE SIGNATURE PAGE FOR THE TECHNOLOGY TRANSFER AGREEMENT ENTERED INTO BY AND AMONG NTC, MICRON AND THE JOINT VENTURE COMPANY

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Schedule 1

Stack DRAM Design Elements

[***]

Schedule 1
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